Exhibit 99.1

FOR IMMEDIATE RELEASE

NEWSTAR REPORTS THIRD QUARTER RESULTS

Continued strength in core business and new capital

position company for attractive lending environment

•	$7.4 million of adjusted net income in the third quarter, or $0.20 adjusted earnings per diluted share

•

$10.8 million net loss on a GAAP basis in the third quarter, or $0.30 net loss per diluted share, including a $16.9 million after-tax loss from the write-down of a residual interest in securities sold in the second quarter

•	Entered into definitive agreements with institutional investors to raise approximately $125 million in a private placement of common stock

•	Completed a new $300 million term debt financing and renewed $400 million warehouse line

•	Credit quality metrics remain within expected parameters

Boston, November 13, 2007 – NewStar Financial, Inc. (NASDAQ: NEWS), a Boston-based specialty finance company, today reported adjusted net income for the third quarter of 2007 of $7.4 million, or $0.20 per diluted share. On a GAAP basis, the Company reported a net loss of $10.8 million, or $0.30 per diluted share, including a $16.9 million after-tax loss from the write-down of a retained residual interest in a securities portfolio sold in the second quarter, which included the vast majority of its RMBS holdings.

“Adjusted net income” and other non-GAAP financial measures used in this release are defined under “Non-GAAP Financial Measures” on page 4. Reconciliations between GAAP and adjusted (non-GAAP) measures can be found in the attached financial tables.

“Our core franchise continues to generate strong financial results,” said Tim Conway, Chairman and Chief Executive Officer. “In the third quarter, we slowed our origination volume in anticipation of the lending environment shifting in our favor in terms of pricing and deal structures.”

“Our priority was to ensure that we positioned our direct origination platform to be able to take advantage of the changing competitive landscape. We moved quickly to enhance our liquidity position and accelerated capital raising plans, adding lending capacity now and reducing our near term funding exposure to uncertain market conditions. Our access to multiple financing sources, and our ability to raise equity at a premium to the market from both new and existing investors, further demonstrates the quality of our franchise. As a result, I am increasingly optimistic about our ability to capitalize on developing opportunities.”

Funding and Capital

•

NewStar entered into a definitive agreement with five institutional investors to issue 12.5 million shares of the Company’s common stock in a private placement at a price per share of $10.00, representing a 10.4% premium to yesterday’s closing price. The gross proceed from the offering will be $125 million.

•

NewStar also completed a $300 million term debt financing with Deutsche Bank. The transaction has an 18-month investment period during which the company can originate and fund new loans and use principal collections from repayments to invest in additional loan collateral. Following the expiry of the investment period, the transaction will amortize over a 3-year term. The facility has variable advance rates which are expected to be 80% or higher based on the diversification and average rating of the targeted loan collateral. It is pre-payable by the company at any time.

•

After giving effect to the transaction, NewStar will have approximately $565 million of undrawn commitments under its credit facilities and $210 million of additional capacity in its existing balance sheet CLOs.

•	Total cash and equivalents as of September 30, 2007 were $193 million, of which $73 million was unrestricted.

Origination Volume

•

Overall origination volume for the quarter was $403 million, of which $294 million was retained on NewStar’s balance sheet, $100 million was sold to the NewStar Credit Opportunities Fund (NCOF) and $9 million was syndicated to others.

•	Middle Market Corporate generated approximately 93% of the new volume in the quarter, while Commercial Real Estate produced approximately 7%.

Managed Loan Portfolio

•

Managed loan portfolio increased to $2.6 billion as of September 30, 2007, up 7% or $170 million from $2.5 billion at June 30, 2007, reflecting the net impact of $394 million of new origination, which was partially offset by repayments and ongoing amortization. The managed loan portfolio was $1.3 billion as of September 30, 2006.

•	Assets managed for the NCOF increased by $42 million, or 9%, to $491 million at September 30, 2007 from $449 million at June 30, 2007.

•

The portfolio continued to be balanced across industry sectors and highly diversified by issuer. As of September 30, 2007, no single issuer represented more than 1% of total assets, excluding loans held-for-sale, and the ten largest issuers comprised approximately 11% of the loan portfolio.

•

The composition of the loan portfolio continued to reflect a focus on senior debt with 91% invested in senior secured loans and senior debt investments at September 30, 2007, up from 88% at June 30, 2007.

Net Interest Income / Margin

•	Net interest income before provision for credit losses was $24.6 million for the third quarter 2007 compared to $23.3 million for the second quarter 2007 and $13.9 million for the third quarter 2006.

•	Net interest margin was 4.29% for the third quarter 2007 compared to 4.22% for the second quarter 2007 and 4.15% for the third quarter 2006.

•

Adjusted net interest margin was 4.16% for the third quarter 2007 compared to 4.29% for the second quarter 2007 and 4.49% for the third quarter 2006. Declines in funding costs largely offset a lower portfolio yield for the quarter and higher leverage contributed to modest margin compression.

Non-Interest Income

•	The Company reported non-interest income of ($21.8) million for the third quarter 2007, reflecting a $28.1 million pre-tax charge from the non-cash write-down of a retained residual interest in securities sold in the second quarter, compared to non-interest income of $0.4 million for the second quarter 2007, which reflected the impairment in the RMBS portfolio and a loss on securities sold.

•	Excluding the impact of the write-down on the retained residual interest, adjusted non-interest income was $6.3 million in the third quarter 2007, up 30% from $4.8 million in the second quarter 2007.

•

The adjusted non-interest income of $6.3 million in the third quarter 2007 was comprised primarily of $3.3 million of fee income, $1.5 million of asset management income, $0.8 million of prepayment fees and $0.5 million of net fair value adjustments to balance sheet assets.

Commercial Loan Credit Quality

•

Commercial loan credit quality continued to perform within expected parameters. In the third quarter 2007, a $7.3 million loan with an original balance of $17.5 million was placed on non-accrual status and a specific reserve of $4.4 million was established as part of the allowance for credit losses. This was the Company’s first non-accrual loan and reflects the ongoing seasoning of the loan portfolio.

•	Inclusive of this specific reserve, the provision for credit losses was $6.6 million in the third quarter 2007, up from $2.5 million in the second quarter 2007.

•	As of September 30, 2007, the allowance for credit losses was $31.9 million or 1.62% of loans, up from $25.4 million, or 1.40%, at June 30, 2007 and $14.6 million or 1.36% at September 30, 2006.

Expenses

•

Operating expenses decreased to $14.3 million in the third quarter 2007 from $15.6 million in the second quarter 2007, due principally to lower compensation expense. Operating expenses were $8.6 million in the third quarter 2006.

•	The adjusted efficiency ratio improved to approximately 37.4% in the third quarter 2007 from 44.5% the second quarter 2007.

Conference Call and Webcast

NewStar will host a webcast/conference call to discuss the results today at 10:00 am Eastern Time. All interested parties are invited to participate via telephone or webcast, which will be hosted through the Investor Relations section at www.newstarfin.com. Please visit the website to register for the webcast and test your connection prior to the call. You can also access the conference call by dialing (888) 208-1625 approximately 5-10 minutes prior to the call. International callers should dial (913) 312-1455. All callers should reference “NewStar Financial.”

For convenience, an archived replay of the call will be available through November 20, 2007 by dialing 888-203-1112. International callers should call (719) 457-0820. For all replays, please use the passcode 4453174. The audio replay will also be available through the Investor Relations section of our website at www.newstarfin.com.

The securities offered in this placement have not been registered under the Securities Act of 1933, as amended, or state securities laws, and cannot be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements. As part of the transaction, NewStar has agreed to file a registration statement with the SEC covering the resale of the shares of common stock to be issued in the offering. This press release is neither an offer to sell nor a solicitation of an offer to buy any of the securities discussed herein and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

About NewStar Financial

NewStar Financial is a specialized commercial finance company focused principally on meeting the complex financing needs of customers in the middle market through our corporate, commercial real estate, and structured products groups. Our senior banking teams call directly on customers to provide advice and finance a range of strategic transactions that may require some combination of senior secured, second lien and mezzanine financing. NewStar typically works with customers with financing needs of up to $150 million and cash flow as low as $5 million. We target ‘hold’ positions of up to $35 million, but may also underwrite or arrange transactions up to $100 million for syndications to other lenders.

We are headquartered in Boston MA, with regional offices in Darien CT, Chicago IL, San Francisco CA, San Diego CA, and Charleston SC. In December of 2006, NewStar completed an Initial Public Offering. The Company’s shares trade on the NASDAQ under the ticker symbol, NEWS. Please visit our website at www.newstarfin.com for more detailed transaction and contact information.

Contact:

Anne G. Bork

500 Boylston Street, Suite 1600

Boston, MA 02116

P 617.848.4318

F 617.848.4399

abork@newstarfin.com

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this release are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. As such, they are subject to material risks and uncertainties.

More detailed information about these factors is described in NewStar’s filing with the Securities and Exchange Commission (the “SEC”), including Item 1A (“Risk Factors”) of our 2006 Form 10-K as updated in our Quarterly Report for the quarter ended June 30, 2007. NewStar is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. NewStar plans to file its Form 10-Q for September 30, 2007 with the SEC on or before November 14, 2007 and urges its shareholders to refer to that document for more complete information concerning NewStar’s financial results.

Non-GAAP Financial Measures

References to “adjusted net income” and “adjusted earnings per share” mean net income or earnings per diluted share, respectively, as determined under GAAP, excluding the following items: i) interest expense and amortization of deferred financing costs on corporate debt, ii) the call premium and termination fee associated with the termination of our corporate debt, iii) compensation expense related to restricted stock grants made since our inception as a private company, including equity awards made in connection with the initial public offering; iv) earnings generated from the assets sold in the second quarter of 2007 and the retained residual interest in these assets; and v) the loss on the asset sale in the second quarter of 2007 and the change in fair value of the residual interest. GAAP requires that these items be included in net income. NewStar management uses “adjusted net income” and “adjusted earnings per share” to make operational and investment decisions, and NewStar believes that they provide useful information to investors in their evaluation of our financial performance and condition. Excluding interest and amortization of deferred financing costs on corporate debt, the call premium and termination fee associated with the termination of our corporate debt, the financial results of the assets sold during the second quarter and the compensation expense related to restricted stock grants made since our inception as a private company, including equity awards made in connection with the initial public offering, eliminates unique amounts that make it difficult to assess our core performance and compare our period-over-period results. A reconciliation of adjusted net income to net income is included on pages 7 and 8 of this release.

References to “adjusted net interest margin” mean annualized interest income as determined under GAAP (excluding interest income generated from the assets sold in the second quarter 2007, the retained residual interest and annualized interest expense as determined under GAAP) less i) interest and amortization of deferred financing costs on corporate debt and ii) interest expense incurred from the assets sold in the second quarter of 2007, divided by average interest earning assets excluding the assets sold in the second quarter and the retained residual interest for the period.

Adjusted return on average assets means adjusted net income divided by average assets for the period excluding the assets sold in the second quarter and the retained residual interest. Adjusted return on average equity means adjusted net income divided by average equity for the period. Adjusted efficiency ratio means operating expenses determined in accordance with GAAP less i) compensation expense related to restricted stock grants made since our inception as a private company, including equity awards made in connection with the initial public offering; ii) earnings generated from the assets sold in the second quarter of 2007 and the retained residual interest; and iii) the loss on the asset sale in the second quarter of 2007 and the change in fair value of the residual interest. Adjusted cost of funds means adjusted interest expense divided by average interest bearing liabilities for the period less the average corporate debt outstanding for the period and the credit facility funding for the assets sold in the second quarter of 2007. The adjusted ratios exclude unique expenses that make it difficult to assess our core performance and compare our period-over-period results.

A reconciliation of our adjusted financial measures to their GAAP equivalents is included on pages 11 and 12 of this release. NewStar’s adjusted financial measures should not be considered as alternatives to financial measures determined in accordance with GAAP and may be different from, or inconsistent with, non-GAAP financial measures used by other companies.

NewStar Financial, Inc.

Consolidated Balance Sheets

(unaudited)

	September 30,	June 30,	December 31,	September 30,
($ in thousands)	2007	2007	2006	2006
Assets:
Cash and cash equivalents	$73,420	$79,297	$103,269	$4,725
Restricted cash	119,572	166,120	40,174	74,956
Residual interest in securitization	3,051	29,677	—	—
Investments in debt securities, available-for-sale	37,636	41,446	203,121	185,140
Loans held-for-sale	117,528	132,908	62,620	26,005
Loans, net	1,933,469	1,778,437	1,437,832	1,054,054
Deferred financing costs, net	15,868	15,956	11,614	13,979
Interest receivable	14,501	12,967	19,849	12,791
Property and equipment, net	1,668	1,683	961	998
Deferred income taxes, net	11,421	8,531	14,705	5,345
Income tax receivable	12,355	7,683	—	—
Other assets	10,590	15,086	21,047	11,507

Total assets	$2,351,079	$2,289,791	$1,915,192	$1,389,500

Liabilities:
Repurchase agreements	$545	$6,448	$34,535	$36,359
Credit facilities	705,401	604,172	625,910	354,610
Term debt	1,165,725	1,198,225	774,225	746,764
Corporate debt	—	—	—	37,500
Accrued interest payable	26,629	20,014	23,200	15,700
Accounts payable	643	285	4,315	220
Income tax payable	—	—	4,166	1,809
Other liabilities	25,042	26,180	25,426	27,193

Total liabilities	1,923,985	1,855,324	1,491,777	1,220,155
Total stockholders’ equity	427,094	434,467	423,415	169,345

Total liabilities and stockholders’ equity	$2,351,079	$2,289,791	$1,915,192	$1,389,500

NewStar Financial, Inc.

Consolidated Statements of Operations

(unaudited)

	Three Months Ended
	September 30,	June 30,	December 31,	September 30,
($ in thousands, except per share amounts)	2007	2007	2006	2006
Net interest income:
Interest income	$52,626	$50,575	$39,243	$32,980
Interest expense	28,071	27,269	23,766	19,122

Net interest income	24,555	23,306	15,477	13,858
Provision for credit losses	6,553	2,490	5,941	2,350

Net interest income after provision for credit losses	18,002	20,816	9,536	11,508

Non-interest income:
Fee income	3,334	4,290	3,006	1,100
Asset management income	1,471	1,251	692	478
Gain on derivatives	134	270	73	114
Gain (loss) on sale of loans and debt securities	11	(4,342)	695	—
Loss on investments in debt securities	(1,979)	(1,486)	(846)	—
Loss on residual interest in securitization	(28,136)	—	—	—
Other income	3,317	449	483	333

Total non-interest income	(21,848)	432	4,103	2,025
Operating expenses:
Compensation and benefits	11,169	12,494	47,738	6,891
Occupancy and equipment	781	610	486	476
General and administrative expenses	2,309	2,497	3,380	1,201

Total operating expenses	14,259	15,601	51,604	8,568

Income (loss) before income taxes	(18,105)	5,647	(37,965)	4,965
Income tax expense (benefit)	(7,260)	2,229	(5,911)	2,072

Net income (loss)	(10,845)	3,418	(32,054)	2,893
After tax adjustments:
Extinguishment of corporate debt expense (1)	—	—	2,805	783
IPO related compensation and benefits expense (2)	1,969	2,684	33,202	—
IPO related general and administrative expense (3)	—	—	621	97
Loss on assets sold and retained residual interest (4)	16,854	2,662	—	—
Net interest income earned on assets sold and retained residual interest (5)	(611)	(1,037)	(2,258)	(1,614)

Adjusted net income	$7,367	$7,727	$2,316	$2,159

Net income (loss) per share:
Basic	$(0.30)	$0.09	$(1.26)	$0.18
Diluted	$(0.30)	$0.09	$(1.26)	$0.18

Weighted average shares outstanding: (6)
Basic	36,253,628	36,258,021	25,376,446	15,821,992
Diluted	36,253,628	36,677,437	25,376,446	16,343,275

Adjusted net income per share:
Basic	$0.20	$0.21	$0.09	$0.14
Diluted	$0.20	$0.21	$0.09	$0.13

Adjusted weighted average shares outstanding: (6)
Basic	36,253,628	36,258,021	25,376,446	15,821,992
Diluted	36,400,569	36,677,437	25,910,522	16,343,275

(1)	Includes interest expense, call premium, termination fee and deferred finance costs associated with the Company's corporate debt which was repaid on December 20, 2006.
(2)	Non-cash compensation charge related to restricted stock grants made since our inception as a private company, including equity awards made in connection with the initial public offering.
(3)	General and administrative expense related to the Company's initial public offering.
(4)	Loss incurred in connection with the sale of assets comprised of 50 debt securities and two loans during Q2 2007, permanent impairments on these assets, and the change in fair value of the residual interest in these assets.
(5)	Net interest income earned on the assets sold during Q2 2007 and the residual interest in these assets.
(6)	Weighted average shares for all periods reflect the conversions and reverse split that occurred at the IPO.

NewStar Financial, Inc.

Consolidated Statements of Operations

(unaudited)

	Nine Months Ended September 30,
($ in thousands, except per share amounts)	2007	2006
Net interest income:
Interest income	$148,689	$77,060
Interest expense	78,877	44,962

Net interest income	69,812	32,098
Provision for credit losses	11,355	6,594

Net interest income after provision for credit losses	58,457	25,504

Non-interest income:
Fee income	10,177	2,843
Asset management income	3,686	751
Gain on derivatives	488	836
Gain (loss) on sale of loans and debt securities	(4,256)	24
Loss on investments in debt securities	(18,327)	—
Loss on residual interest in securitization	(28,136)
Other income	4,235	1,127

Total non-interest income	(32,133)	5,581
Operating expenses:
Compensation and benefits	34,195	17,341
Occupancy and equipment	1,883	1,272
General and administrative expenses	6,745	4,065

Total operating expenses	42,823	22,678

Income (loss) before income taxes	(16,499)	8,407
Income tax expense (benefit)	(6,626)	3,534

Net income (loss)	(9,873)	4,873
After tax adjustments:
Extinguishment of corporate debt expense (1)	—	2,273
IPO related compensation and benefits expense (2)	7,335	—
IPO related general and administrative expense (3)	—	174
Loss on assets sold and retained residual interest (4)	27,252	—
Net interest income earned on assets sold and retained residual interest (5)	(2,922)	(3,615)

Adjusted net income	$21,792	$3,705

Net income (loss) per share:
Basic	$(0.27)	$0.34
Diluted	$(0.27)	$0.33

Weighted average shares outstanding: (6)
Basic	36,256,398	14,190,145
Diluted	36,256,398	14,711,428

Adjusted net income per share:
Basic	$0.60	$0.26
Diluted	$0.59	$0.25

Adjusted weighted average shares outstanding: (6)
Basic	36,256,398	14,190,145
Diluted	36,667,149	14,711,428

(1)	Includes interest expense, call premium, termination fee and deferred finance costs associated with the Company's corporate debt which was repaid on December 20, 2006.
(2)	Non-cash compensation charge related to restricted stock grants made since our inception as a private company, including equity awards made in connection with the initial public offering.
(3)	General and administrative expense related to the Company's initial public offering.
(4)	Loss incurred in connection with the sale of assets comprised of 50 debt securities and two loans during Q2 2007, permanent impairments on these assets, and the change in fair value of the residual interest in these assets.
(5)	Net interest income earned on the assets sold during Q2 2007 and the residual interest in these assets.
(6)	Weighted average shares for all periods reflect the conversions and reverse split that occurred at the IPO.

NewStar Financial, Inc.

Selected Financial Data

(unaudited)

	Three Months Ended
	September 30,		June 30,		December 31,		September 30,
($ in thousands)	2007		2007		2006		2006
Performance Ratios:
Return on average assets	(1.87)%		0.62%		(7.83)%		0.86%
Return on average equity	(9.91)		3.22		(50.91)		7.09
Net interest margin, before provision	4.29		4.22		3.82		4.15
Efficiency ratio	526.87		65.73		263.57		53.94

Credit Quality and Leverage Ratios (at period end):
Delinquent loan rate	0.37		—		0.57		—
Non-accrual loan rate	0.37		—		—		—
Net charge off rate	—		—		—		—
Allowance for credit losses ratio	1.62		1.40		1.40		1.36
Equity to assets	18.17		18.97		22.11		12.19
Debt to equity	4.38	x	4.16	x	3.39	x	6.94	x

Average Balances:
Loans and other debt products, gross	$2,040,217		$2,018,218		$1,525,105		$1,229,989
Interest earning assets	2,272,435		2,214,635		1,606,785		1,325,704
Total assets	2,302,288		2,187,828		1,623,952		1,338,928
Interest bearing liabilities	1,808,174		1,746,340		1,328,178		1,153,528
Equity	434,196		426,211		249,773		162,257

Allowance for credit loss activity:
Balance as of beginning of period	$25,372		$22,882		$14,629		$12,279
Provision for credit losses	2,153		2,490		5,941		2,350
Specific reserve	4,400		—		—		—
Net charge offs	—		—		—		—

Balance as of end of period	$31,925		$25,372		$20,570		$14,629

Supplemental Data (at period end):
Investments in debt securities, gross	$41,608		$45,556		$217,314		$196,084
Loans held-for-sale, gross	117,755		133,337		63,277		26,290
Loans held-for-investment, gross	1,973,793		1,812,361		1,467,038		1,075,450

Loans and investments in debt securities, gross	2,133,156		1,991,254		1,747,629		1,297,824
Unused lines of credit	412,168		442,330		302,856		233,489
Standby letters of credit	12,904		11,770		6,990		5,042

Total funding commitments	$2,558,228		$2,445,354		$2,057,475		$1,536,355

Loan portfolio	$2,133,156		$1,991,254		$1,747,629		$1,297,824
Loans owned by NewStar Credit Opportunities Fund	491,436		449,147		283,378		158,635
Loans owned by ArcTurus	—		15,430		—		—
Less: assets sold (1)	—		—		179,979		140,875

Managed loan portfolio	$2,624,592		$2,455,831		$1,851,028		$1,315,584

Loans held-for-sale, gross	$117,755		$133,337		$63,277		$26,290
Loans held-for-investment, gross	1,973,793		1,812,361		1,467,038		1,075,450

Total loans, gross	2,091,548		1,945,698		1,530,315		1,101,740
Deferred fees, net	(10,179)		(10,771)		(10,468)		(7,944)
Allowance for loan losses	(25,972)		(23,581)		(19,395)		(13,737)
Specific reserve	(4,400)		—		—		—

Total loans, net	$2,050,997		$1,911,346		$1,500,452		$1,080,059

Book value per share	$11.78		$11.99		$11.68		$10.46

(1)	Outstanding par value of the assets sold on June 29, 2007.

NewStar Financial, Inc.

Selected Financial Data

(unaudited)

	Nine Months Ended September 30,
($ in thousands)	2007		2006
Performance Ratios:
Return on average assets	(0.62)%		0.60%
Return on average equity	(3.09)		4.65
Net interest margin, before provision	4.33		4.02
Efficiency ratio	113.65		60.19

Credit Quality and Leverage Ratios (at period end):
Delinquent loan rate	0.37		—
Non-accrual loan rate	0.37		—
Net charge off rate	—		—
Allowance for credit losses ratio	1.62		1.36
Equity to assets	18.17		12.19
Debt to equity	4.38	x	6.94	x

Average Balances:
Loans and other debt products, gross	$1,950,180		$1,014,884
Interest earning assets	2,156,401		1,067,966
Total assets	2,142,736		1,081,537
Interest bearing liabilities	1,692,391		919,975
Equity	427,748		139,999

Allowance for credit loss activity:
Balance as of beginning of period	$20,570		$8,035
Provision for credit losses	6,955		6,594
Specific reserve	4,400		—
Net charge offs	—		—

Balance as of end of period	$31,925		$14,629

Supplemental Data (at period end):
Investments in debt securities, gross	$41,608		$196,084
Loans held-for-sale, gross	117,755		26,290
Loans held-for-investment, gross	1,973,793		1,075,450

Loans and investments in debt securities, gross	2,133,156		1,297,824
Unused lines of credit	412,168		233,489
Standby letters of credit	12,904		5,042

Total funding commitments	$2,558,228		$1,536,355

Loan portfolio	$2,133,156		$1,297,824
Loans owned by NewStar Credit Opportunities Fund	491,436		158,635
Less: assets sold (1)	—		140,875

Managed loan portfolio	$2,624,592		$1,315,584

Loans held-for-sale, gross	$117,755		$26,290
Loans held-for-investment, gross	1,973,793		1,075,450

Total loans, gross	2,091,548		1,101,740
Deferred fees, net	(10,179)		(7,944)
Allowance for loan losses	(25,972)		(13,737)
Specific reserve	(4,400)		—

Total loans, net	$2,050,997		$1,080,059

Book value per share	$11.78		$10.46

(1)	Outstanding par value of the assets sold on June 29, 2007.

NewStar Financial, Inc.

Non-GAAP Data

(unaudited)

	Adjusted
	Three Months Ended
	September 30,		June 30,		December 31,		September 30,
($ in thousands)	2007		2007		2006		2006
Performance Ratios:
Return on average assets	1.28%		1.55%		0.63%		0.71%
Return on average equity	6.73		7.27		3.68		5.28
Efficiency ratio	37.39		44.50		49.01		53.81
Net interest margin, before provision	4.16		4.29		4.37		4.49
Yield on interest earning assets	9.12		9.24		9.63		9.88
Cost of funds	6.16		6.27		6.48		6.33

Credit Quality and Leverage Ratios:
Equity to assets (at period end)	18.19		18.97		24.40		13.56
Debt to equity (at period end)	4.38	x	4.16	x	2.98	x	6.10	x

Consolidated Statement of Operations Adjustments(1):
Interest income	$52,626		$50,575		$39,243		$32,980
Less: interest income earned on assets sold and retained residual interest (2)	1,019		4,038		4,136		3,044

Adjusted interest income	$51,607		$46,537		$35,107		$29,936

Interest expense	$28,071		$27,269		$23,766		$19,122
Less:
Interest expense related to assets sold (2)	—		2,324		1,878		1,429
Interest & amortization related to corporate debt	—		—		2,728		1,344

Adjusted interest expense	$28,071		$24,945		$19,160		$16,349

Non-interest income	$(21,848)		$432		$4,103		$2,025
Plus: loss on assets sold and retained residual interest (2)	28,136		4,400		522		—

Adjusted non-interest income	$6,288		$4,832		$4,625		$2,025

Operating expenses	$14,259		$15,601		$51,604		$8,568
Less:
Corporate debt prepayment fees	—		—		1,425		—
IPO related compensation and benefits expense (3)	3,108		3,843		39,129		—
IPO related general and administrative expense (4)	—		—		968		167

Adjusted operating expenses	$11,151		$11,758		$10,082		$8,401

Average Balances:
Assets	$2,302,288		$2,187,828		$1,623,952		$1,338,928
Less: assets sold and residual interest (2)	26,955		193,795		160,083		124,148

Adjusted assets	$2,275,333		$1,994,033		$1,463,869		$1,214,780

Interest earning assets	$2,272,435		$2,214,635		$1,606,785		$1,325,704
Less: assets sold and residual interest (2)	26,955		193,795		160,083		124,148

Adjusted interest earning assets	$2,245,480		$2,020,840		$1,446,702		$1,201,556

Interest bearing liabilities	$1,808,174		$1,746,340		$1,328,178		$1,153,528
Less:
Credit facility funding for assets sold (2)	—		150,323		121,650		91,897
Corporate debt	—		—		33,016		37,500

Adjusted interest bearing liabilities	$1,808,174		$1,596,017		$1,173,512		$1,024,131

Consolidated Balance Sheet Adjustments
Assets	$2,351,079		$2,289,791		$1,915,192		$1,389,500
Less: assets sold and residual interest (2)	3,051		—		179,979		140,875

Adjusted assets	$2,348,028		$2,289,791		$1,735,213		$1,248,625

Debt	$1,871,671		$1,808,845		$1,434,670		$1,175,233
Credit facility funding for assets sold (2)	—		—		174,510		104,513
Corporate debt	—		—		—		37,500

Adjusted debt	$1,871,671		$1,808,845		$1,260,160		$1,033,220

(1)	Adjustments are pre-tax.
(2)	On June 29, 2007, the Company completed the sale of assets comprised of 50 debt securities and two loans and retained a residual interest in these assets. The adjustment represents the financial impact of the sold assets and residual interest.
(3)	Non-cash compensation charge related to restricted stock grants made since our inception as a private company, including equity awards made in connection with the initial public offering.
(4)	General and administrative expense related to the Company's initial public offering.

NewStar Financial, Inc.

Non-GAAP Data

(unaudited)

	Adjusted
	Nine Months Ended September 30,
($ in thousands)	2007		2006
Performance Ratios:
Return on average assets	1.45%		0.50%
Return on average equity	6.81		3.54
Efficiency ratio	40.98		58.89
Net interest margin, before provision	4.30		4.44
Yield on interest earning assets	9.22		9.66
Cost of funds	6.23		6.24

Credit Quality and Leverage Ratios:
Equity to assets (at period end)	18.19		13.56
Debt to equity (at period end)	4.38	x	6.10	x

Consolidated Statement of Operations Adjustments(1):
Interest income	$148,689		$77,060
Less: interest income earned on assets sold and retained residual interest (2)	9,458		6,601

Adjusted interest income	$139,231		$70,459

Interest expense	$78,877		$44,962
Less:
Interest expense related to assets sold (2)	4,620		2,986
Interest & amortization related to corporate debt	—		3,934

Adjusted interest expense	$74,257		$38,042

Non-interest income	$(32,133)		$5,581
Plus: loss on assets sold and retained residual interest (2)	45,323		—

Adjusted non-interest income	$13,190		$5,581

Operating expenses	$42,823		$22,678
Less:
Corporate debt prepayment fees	—		—
IPO related compensation and benefits expense (3)	10,792		—
IPO related general and administrative expense (4)	—		300

Adjusted operating expenses	$32,031		$22,378

Average Balances:
Assets	$2,142,736		$1,081,537
Less: assets sold and residual interest (2)	137,422		92,389

Adjusted assets	$2,005,314		$989,148

Interest earning assets	$2,156,401		$1,067,966
Less: assets sold and residual interest (2)	137,422		92,389

Adjusted interest earning assets	$2,018,979		$975,577

Interest bearing liabilities	$1,692,391		$919,975
Less:
Credit facility funding for assets sold (2)	99,829		66,825
Corporate debt	—		37,500

Adjusted interest bearing liabilities	$1,592,562		$815,650

Consolidated Balance Sheet Adjustments
Assets	$2,351,079		$1,389,500
Less: assets sold and residual interest (2)	3,051		140,875

Adjusted assets	$2,348,028		$1,248,625

Debt	$1,871,671		$1,175,233
Credit facility funding for assets sold (2)	—		104,513
Corporate debt	—		37,500

Adjusted debt	$1,871,671		$1,033,220

(1)	Adjustments are pre-tax.
(2)	On June 29, 2007, the Company completed the sale of assets comprised of 50 debt securities and two loans and retained a residual interest in these assets. The adjustment represents the financial impact of the sold assets and residual interest.
(3)	Non-cash compensation charge related to restricted stock grants made since our inception as a private company, including equity awards made in connection with the initial public offering.
(4)	General and administrative expense related to the Company's initial public offering.

NewStar Financial, Inc.

Portfolio Data

(unaudited)

($ in thousands)	September 30, 2007		June 30, 2007		December 31, 2006		September 30, 2006
Portfolio Data:
First mortgage	$289,426	13.6%	$304,596	15.3%	$216,888	12.4%	$138,674	10.7%
Senior secured asset-based	65,200	3.1	80,431	4.0	50,566	2.9	46,817	3.6
Senior secured cash flow	1,582,636	74.2	1,375,165	68.9	1,082,048	61.9	783,754	60.3
Senior subordinated asset-based	115,566	5.4	121,321	6.1	247,456	14.2	198,148	15.3
Senior subordinated cash flow	26,162	1.2	33,126	1.7	35,161	2.0	37,882	2.9
Second lien	53,440	2.5	65,585	3.3	70,875	4.1	46,376	3.6
Mezzanine	726	—	723	—	719	—	716	0.1
Subordinated	—	—	10,307	0.7	43,916	2.5	45,457	3.5

Total	$2,133,156	100.0%	$1,991,254	100.0%	$1,747,629	100.0%	$1,297,824	100.0%

Middle Market Corporate	$1,663,247	78.0%	$1,488,819	74.8%	$1,183,107	67.7%	$859,039	66.0%
Commercial Real Estate	314,827	14.7	331,659	16.6	230,735	13.2	152,548	12.6
Structured Products	155,082	7.3	170,776	8.6	333,787	19.1	286,237	21.4

Total	$2,133,156	100.0%	$1,991,254	100.0%	$1,747,629	100.0%	$1,297,824	100.0%